Exhibit 99.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

Dated as of August 28, 2006

among

STRATEGIC HOTEL FUNDING, L.L.C.,

as the Borrower,

VARIOUS FINANCIAL INSTITUTIONS NAMED THEREIN,

as the Lenders,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as the Administrative Agent

WACHOVIA BANK, NATIONAL ASSOCIATION,

as the Syndication Agent

and

DEUTSCHE BANK SECURITIES INC.,

WACHOVIA CAPITAL MARKETS, LLC

as Co-Lead Arrangers

and Joint Book Running Managers

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND

OMNIBUS AMENDMENT TO LOAN DOCUMENTS

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this Amendment) is dated as of August 28, 2006 by and among STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company (the Borrower), STRATEGIC HOTELS & RESORTS, INC., a Maryland corporation (SHCI), SHC DTRS, INC., a Delaware corporation (SHC DTRS), SHC EUROPE, L.L.C., a Delaware limited liability company (SHC Europe), SHC AVENTINE II, L.L.C., a Delaware limited liability company (SHC Aventine), SHC RANCHO III, L.L.C., a Delaware limited liability company (SHC Rancho), SHC BURBANK II, L.L.C., a Delaware limited liability company (SHC Burbank), SHC HALF MOON BAY MEZZANINE LLC, a Delaware limited liability company (SHC Half Moon), SHC CHOPIN PLAZA HOLDINGS, LLC, a Delaware limited liability company (SHC Chopin LLC), SHC MICHIGAN AVENUE HOLDINGS, LLC, a Delaware limited liability company (SHC Michigan), DTRS MICHIGAN AVENUE/CHOPIN PLAZA, LLC, a Delaware limited liability company (DTRS Michigan LLC), SHC ST. FRANCIS, L.L.C., a Delaware limited liability company (SHC St. Francis, and together with the Borrower, SHCI, SHC DTRS, SHC Europe, SHC Aventine, SHC Rancho, SHC Burbank, SHC Half Moon, SHC Chopin LLC, SHC Michigan, DTRS Michigan LLC and SHC St. Francis, collectively, the Ratification Parties) in favor DEUTSCHE BANK TRUST COMPANY AMERICAS (DBTCA), as the administrative agent (in such capacity, the Administrative Agent) and the various financial institutions as are or may become parties to the Restated Credit Agreement (as hereinafter defined) (together with DBTCA, collectively the Lenders and each individually, a Lender).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of June 29, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of March 22, 2005, and that certain Second Amendment to Credit Agreement, dated as of July 28, 2005, by and among Borrower, the Lenders, and the Administrative Agent (as amended, restated, replaced, supplemented or otherwise modified from time to time, the Original Credit Agreement), Borrower obtained the Facility from the Lenders;

WHEREAS, Borrower and the Lenders agreed to amend and restate the Original Credit Agreement as set forth in that certain Amended and Restated Credit Agreement, dated as of November 9, 2005, between Borrower, Lenders, Administrative Agent and Syndication Agent (as amended, restated, replaced, supplemented or otherwise modified from time to time, the Restated Credit Agreement);

WHEREAS, in connection with the execution of the Original Credit Agreement, the Ratification Parties entered into various Loan Documents for the benefit of the Lenders and the Administrative Agent;

WHEREAS, in connection with the execution of the Restated Credit Agreement, the Ratification Parties entered into that certain Omnibus Amendment and Ratification of Loan Documents, dated as of November 9, 2005, to confirm and ratify their obligations under the Loan Documents for the benefit of the Lenders and the Administrative Agent;

WHEREAS, Borrower has requested that the Lenders agree to amend the Restated Credit Agreement as set forth herein; and

WHEREAS, as a condition to amending the Restated Credit Agreement, the Lenders and the Administrative Agent have required that the Ratification Parties confirm and ratify their obligations under the Loan Documents for the benefit of the Lenders and the Administrative Agent.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree to amend the terms of the Credit Agreement as follows:

1.	Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meaning provided in the Restated Credit Agreement.

2.	Amendment to Restated Credit Agreement.

a.	The definition of “Letter of Credit Commitment Amount” is hereby deleted in full and replaced by the following:

“Letter of Credit Commitment Amount” means, on any date, a maximum amount equal to the lesser of (i) $50,000,000.00, as such amount may be permanently reduced from time to time pursuant to Section 2.2, and (ii) the Revolving Loan Commitment Amount on such date.

b.	The definition of “Maximum Additional Revolving Loan Commitment Amount” is hereby deleted in full and replaced by the following:

“Maximum Additional Revolving Loan Commitment Amount” shall mean One Hundred Twenty Five Million Dollars ($125,000,000).

c.	Section 2.8(a) is hereby amended to replace the phrase “two occasions” in the first sentence thereof with the phrase “three occasions”, such that Borrower may on two additional occasions, including and after the date hereof, exercise its rights under Section 2.8.

3.

Full Force and Effect; Ratification. Each of the Loan Documents is and remains in full force and effect. Furthermore, the Ratification Parties each hereby confirm and ratify their respective obligations pursuant to that certain (i) Pledge Agreement, dated as of June 29, 2004, by SHCI in favor of DBTCA, (ii) Pledge Agreement dated as of June 29, 2004, as amended by that certain Amendment to Pledge Agreement dated as of Aril 1, 2005 among Borrower, SHC DTRS, SHC Europe, SHC Aventine, SHC Rancho and SHC Burbank in favor of DBTCA and supplemented by a First Supplement to Pledge Agreement entered into by SHC Half Moon, dated as of January 5, 2005, a Second Supplement to Pledge Agreement entered into by SHC Chopin LLC, dated as of April 1, 2005, a Third Supplement to Pledge Agreement entered into by SHC Michigan, dated as of April 1, 2005, a Fourth Supplement to Pledge Agreement entered into by DTRS Michigan LLC, dated as of April 1, 2005, a Fifth Supplement to Pledge Agreement entered into by DTRS Michigan LP, dated as of April 1, 2005, a Sixth Supplement to Pledge Agreement entered into by Intercontinental, dated as of April 1, 2005, a Seventh

Supplement to Pledge Agreement entered into by CIMS, dated as of April 1, 2005 and an Eighth Supplement to Pledge Agreement entered into by SHC St. Francis, dated as of July 6, 2006, (iii) Guaranty, dated as of June 29, 2004, by SHCI in favor of the Credit Parties (as defined therein), (iv) Subsidiary Guaranty, dated as of June 29, 2004, among, SHC DTRS, SHC Europe, SHC Aventine, SHC Rancho and SHC Burbank in favor of the Credit Parties (as defined therein) and joined to pursuant to a Joinder to Subsidiary Guaranty entered into by SHC Half Moon, dated as of January 5, 2005, a Joinder to Subsidiary Guaranty entered into by SHC Chopin LLC, dated as of April 1, 2005, a Joinder to Subsidiary Guaranty entered into by SHC Michigan, dated as of April 1, 2005, a Joinder to Subsidiary Guaranty entered into by DTRS Michigan LLC, dated as of April 1, 2005, a Joinder to Subsidiary Guaranty entered into by DTRS Michigan LP, dated as of April 1, 2005, a Joinder to Subsidiary Guaranty entered into by Intercontinental, dated as of April 1, 2005, a Joinder to Subsidiary Guaranty entered into by CIMS, dated as of April 1, 2005 and a Joinder to Subsidiary Guaranty entered into by SHC St. Francis, dated as of July 6, 2006, (v) Omnibus Collateral Assignment of Material Agreements, dated as of June 29, 2004, from Borrower and SHCI in favor of DBTCA and (vi) Asset Management Services Agreement Pledge and Security Agreement, dated as of June 29, 2004, by and between Borrower, SHC DTRS and DBTCA and each confirm that their respective obligations thereunder and under all other documents executed and/or delivered by the Ratification Parties in connection with the Original Credit Agreement remain in full force and effect as amended and restated by the Restated Credit Facility and as amended by this Amendment.

4.	Further Assurances. Each of Ratification Parties shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to the Administrative Agent and Lenders all documents, and take all actions, reasonably required by the Administrative Agent and Lenders from time to time to confirm the rights created or now or hereafter intended to be created under this Amendment and the other Loan Documents and any security interest created or purported to be created thereunder, to protect and further the validity, priority and enforceability of this Amendment and the other Loan Documents, to subject to the Loan Documents any property of the Administrative Agent and Lenders, respectively, intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents, or otherwise carry out the purposes of the Loan Documents and the transactions contemplated thereunder.

5.	Document References. All references to the Restated Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Restated Credit Agreement as amended hereby.

6.	Effectiveness. This Amendment shall become effective only upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower, the Administrative Agent and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

7.	Full Force and Effect. Except as amended by this Amendment, each of the Loan Documents shall continue to remain in full force and effect.

8.	Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

9.	Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

10.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

11.	Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

[signatures follow]

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment on the date first written above.

BORROWER:	STRATEGIC HOTEL FUNDING, L.L.C. a Delaware limited liability company

	By:	/s/ Robert McAllister
	Name:	Robert McAllister
	Title:	Senior Vice President

ADMINISTRATIVE AGENT:	DEUTSCHE BANK TRUST COMPANY AMERICAS,

	By:	/s/ George R. Reynolds
	Name:	George R. Reynolds
	Title:	Vice President

	By:	/s/ James Rolison
	Name:	James Rolison
	Title:	Director

LENDERS:	CREDIT SUISSE, Cayman Islands Branch

	By:	/s/ Cassandra Droogan
	Name:	Cassandra Droogan
	Title:	Vice President

	By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Associate

LASALLE BANK NATIONAL ASSOCIATION

	By:	/s/ Kim Kalseth
	Name:	Kim Kalseth
	Title:	Vice President

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WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Dean Whitehill
	Name:	Dean Whitehill
	Title:	Vice President

BARCLAYS CAPITAL REAL ESTATE INCORPORATED

	By:	/s/ Mark Wuest
	Name:	Mark Wuest
	Title:	Vice President

RAYMOND JAMES BANK, FSB

	By:	/s/ Thomas F. Macina
	Name:	Thomas F. Macina
	Title:	Senior Vice President

CITICORP NORTH AMERICA, INC.

	By:	/s/ Niraj R. Shah
	Name:	Niraj R. Shah
	Title:	Vice President

RATIFICATION PARTIES:	STRATEGIC HOTELS & RESORTS, INC., a Maryland Corporation

	By:	/s/ Robert McAllister
	Name:	Robert McAllister
	Title:	Senior Vice President

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SHC DTRS, INC., a Delaware corporation

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

SHC EUROPE, L.L.C., a Delaware limited liability company

By:	STRATEGIC HOTEL FUNDING, L.L.C., its sole Member

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

SHC AVENTINE II, L.L.C., a Delaware limited liability company

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

SHC RANCHO III, L.L.C., a Delaware limited liability company

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

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SHC BURBANK II, L.L.C., a Delaware limited liability company

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

SHC HALF MOON BAY MEZZANINE LLC., a Delaware limited liability company

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

SHC CHOPIN PLAZA HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

SHC MICHIGAN AVENUE HOLDINGS, LLC, a Delaware limited liability company,

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

DTRS MICHIGAN AVENUE/CHOPIN PLAZA, LLC, a Delaware limited liability company

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

SHC ST. FRANCIS, L.L.C., a Delaware limited liability company,

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

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